Exhibit 10.3

Form of Investor Rights Agreement

This Investor Rights Agreement (this “Agreement”), dated as of July 22, 2024, is among CB Holdings, Inc., a Nevada corporation (“HoldCo”), Fulton AC 1 LLC, a limited liability company (the “CBRG Sponsor”), and certain shareholders of Phytanix Bio, a Nevada corporation (the “Company”) listed on Schedule A hereto (the “Company Shareholders” and, together with CBRG Sponsor, the “Holders”). Capitalized terms used but not defined herein have the meanings assigned to them in the Business Combination Agreement dated as of July 22, 2024 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), among Chain Bridge I, a Cayman Islands exempted company (“CBRG” or the “SPAC”), the Company, HoldCo, CB Merger Sub 1, a Cayman Islands exempted company (“CBRG Merger Sub”) and CB Merger Sub 2, Inc., a Nevada corporation (“Company Merger Sub”).

WHEREAS, pursuant to the Business Combination Agreement, among other things, (a) on the Closing Date at the CBRG Merger Effective Time, CBRG Merger Sub will merge with and into CBRG (the “CBRG Merger”), with CBRG as the surviving company in such merger and, after giving effect to such merger, CBRG will be a wholly-owned Subsidiary of HoldCo, and (b) on the Closing Date, following consummation of the CBRG Merger, at the Company Merger Effective Time, Company Merger Sub will merge with and into the Company (the “Company Merger” and together with the CBRG Merger, the “Mergers”), with the Company as the surviving company in such merger and, after giving effect to such merger, the Company will be a wholly-owned Subsidiary of HoldCo, and each issued and outstanding Company Share will be automatically converted as of the Company Merger Effective Time into the right to receive a portion of the Transaction Share Consideration, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement.

NOW, THEREFORE, in consideration of the foregoing, and conditioned upon the CBRG Merger Effective Time, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                 Definitions. For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, after consultation with outside counsel to HoldCo, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) HoldCo has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble hereto.

“Antitrust Laws” shall have the meaning given in Section 7.2.

“Block Trade” means any non-marketed underwritten offering taking the form of a block trade to a financial institution, “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or institutional “accredited” investor (as defined in Rule 501(a) of Regulation D under the Securities Act), bought deal, over-night deal or similar transaction through a broker, sales agent or distribution agent, whether as agent or principal, that does not include “road show” presentations to potential investors requiring substantial marketing effort from management over multiple days, the issuance of a “comfort letter” by HoldCo’s auditors, or the issuance of a legal opinion by HoldCo’s legal counsel.

“Board” shall mean the Board of Directors of HoldCo.

“Business Combination Agreement” shall have the meaning given in the Preamble hereto.

“Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“CBRG” shall have the meaning given in the Preamble hereto.

“CBRG Sponsor” shall have the meaning given in the Preamble hereto.

“Change in Control” means the transfer (whether by tender offer, merger, stock purchase, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons of HoldCo’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of outstanding voting securities of HoldCo (or surviving entity) or would otherwise have the power to control the board of directors of HoldCo or to direct the operations of HoldCo.

“Commission” means the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble hereto.

“Company Shareholders” means, collectively, the holders of Company Shares (as defined in the Business Combination Agreement) as of any determination time prior to the Company Merger Effective Time.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demand Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Demanding Holders” shall have the meaning given in subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Equity Securities” means any share, share capital, capital stock, partnership, membership, joint venture, or similar interest in any Person (including any stock appreciation, phantom stock, profit participation or similar rights), and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

“Form S-1” means a Registration Statement on Form S-1 or any comparable successor form or forms thereto.

“Form S-3” means a Registration Statement on Form S-3 or any comparable successor form or forms thereto.

“Holders” shall have the meaning given in the Preamble hereto.

“HoldCo Equity Securities” means any Equity Securities of HoldCo.

“Liquidation Event” shall mean any of the following : (i) the acquisition of HoldCo by another entity by means of any transaction or series of related transactions to which HoldCo is party (including, without limitation, any stock acquisition, reorganization, sale of voting control, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of related transactions in which the holders of the voting securities of HoldCo outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in HoldCo held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of HoldCo or such other surviving or resulting entity (or if HoldCo or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); (ii) a sale, lease, transfer, exclusive license or other disposition of all or substantially all of the assets of HoldCo and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly-owned subsidiary of HoldCo; or (iii) any liquidation, dissolution or winding up of HoldCo, whether voluntary or involuntary.

“Lock-Up Parties” means the Holders.

“Lock-Up Period” shall have the meaning given in Section 5.1.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“New Registration Statement” shall have the meaning given in subsection 2.3.4.

“Permitted Transferee” shall have the meaning given in subsection 7.4.2.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Pro Rata” shall have the meaning given in subsection 2.1.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security”, “Registrable Securities” shall mean (a) any outstanding HoldCo Equity Securities held by a Holder as of the closing of the transactions contemplated by the Business Combination Agreement (including, without limitation, any other HoldCo Equity Securities issued pursuant to the Business Combination Agreement), (b) any HoldCo Equity Securities issued to, and held by, Holders from time to time following the Closing Date and (c) any other equity security of HoldCo issued or issuable with respect to any such Equity Securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by HoldCo to the transferee, and are no longer restricted securities or control securities, each as defined under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Rights Agreement” means that Registration Rights Agreement, dated as of November 9, 2021, by and among CBRG, CBRG Sponsor and CB Co-Investment LLC, an affiliate of one of the Underwriters.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration or Underwritten Offering, including, without limitation, the following:

(A)	all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the HoldCo Equity Securities are then listed;
(B)	fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with Blue Sky qualifications of Registrable Securities);
(C)	printing, messenger, telephone and delivery expenses;
(D)	fees and disbursements of counsel for HoldCo;

(E)	reasonable fees and disbursements of all independent registered public accountants of HoldCo incurred specifically in connection with such Registration or Underwritten Offering; and
(F)	reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders or the majority-in interest of the Takedown Requesting Holders (including if such Underwritten Shelf Takedown is in the form of a Block Trade), as applicable.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Resale Shelf Registration Statement” shall have the meaning given in subsection 2.3.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“SEC Guidance” shall have the meaning given in subsection 2.3.4.

“SPAC” shall have the meaning given in the Preamble hereto.

“Takedown Requesting Holder” shall have the meaning given in subsection 2.3.5.

“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a person.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of HoldCo are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including for the avoidance of doubt an Underwritten Shelf Takedown.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.3.5.

“Warrants” shall mean the Warrants (as defined in the Subscription Agreements).

“Warrant Shares” shall mean the shares of HoldCo Equity Securities issued upon exercise of the Warrants or the Convertible Note Warrants.

ARTICLE II
REGISTRATION

Section 2.1                 Demand Registration.

2.1.1             Request for Registration. Subject to the provisions of subsection 2.1.4 hereof, at any time and from time to time (but subject to Article V), each of (i) the CBRG Sponsor or (ii) the Company Shareholders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all Company Shareholders (as the case may be, the “Demanding Holders”), may make a written demand for Registration of all or part of their Registrable Securities on Form S-3 (or, if Form S-3 is not available to be used by HoldCo at such time, on Form S-1 or another appropriate form permitting Registration of such Registrable Securities for resale by such Demanding Holders), which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). HoldCo shall, within forty-five (45) days of HoldCo’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Demand Requesting Holder”) shall so notify HoldCo, in writing, within five (5) days after the receipt by the Holder of the notice from HoldCo. Upon receipt by HoldCo of any such written notification from a Demand Requesting Holder(s) to HoldCo, such Demand Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and HoldCo shall effect, as soon thereafter as practicable, but not more than thirty (30) days immediately after HoldCo’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Demand Requesting Holders pursuant to such Demand Registration; provided, that HoldCo shall not be obligated to effect any Registration under this subsection 2.1.1 if the Demanding Holders and Demand Requesting Holders propose to sell Registrable Securities with aggregate proceeds of less than $10,000,000; provided, further, that in no event shall HoldCo be obligated to effect more than three (3) demand registrations under this section.

2.1.2             Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) HoldCo has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective for purposes of counting Registrations under subsection 2.1.1 above unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify HoldCo in writing, but in no event later than five (5) days, of such election; provided, further, however, that HoldCo shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or has been terminated.

2.1.3             Underwritten Offering. Subject to the provisions of subsection 2.1.4 hereof, if a majority-in-interest of the Demanding Holders advise HoldCo as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Demand Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by a majority-in-interest of the Demanding Holders, such Underwriter(s) to be reasonably acceptable to HoldCo.

2.1.4             Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises HoldCo, the Demanding Holders and the Demand Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Demand Requesting Holders (if any) desire to sell, taken together with all other HoldCo Equity Securities or other equity securities that HoldCo desires to sell and the HoldCo Equity Securities, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then HoldCo shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Demand Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Demand Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Demand Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), HoldCo Equity Securities or other equity securities that HoldCo desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), HoldCo Equity Securities or other equity securities of other persons or entities that HoldCo is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5             Demand Registration Withdrawal. Each of the Holders, as the case may be, in the case of a Registration under subsection 2.1.1 initiated by a Holder, or any Demand Requesting Holders (if any) shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to HoldCo and the Underwriter(s) (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration (or after such Registration Statement has been declared effective and is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency).

Section 2.2                 Piggyback Registration.

2.2.1             Piggyback Rights. If HoldCo proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of HoldCo (other than pursuant to Sections 2.1 and 2.3 of this Agreement), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to HoldCo’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of HoldCo, (iv) filed on Form S-4 related to any merger, acquisition or business combination, or (v) for a dividend reinvestment plan, then HoldCo shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or applicable Prospectus, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). HoldCo shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing Underwriter(s) of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of HoldCo included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by HoldCo.

2.2.2             Reduction of Piggyback Registration. If the managing Underwriter(s) in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises HoldCo and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of HoldCo Equity Securities that HoldCo desires to sell, taken together with (i) the shares of HoldCo Equity Securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2.1 hereof, and (iii) the shares of HoldCo Equity Securities, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of HoldCo, exceeds the Maximum Number of Securities, then:

(i)	If the Registration is undertaken for HoldCo’s account, HoldCo shall include in any such Registration (A) first, HoldCo Equity Securities or other equity securities, if any, that HoldCo desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata based on the number of Registrable Securities that each Holder has requested be included in such Registration and the aggregate number of Registrable Securities that the Holders have requested be included in such Registration, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), HoldCo Equity Securities or other equity securities, if any, for the account of other persons or entities that HoldCo is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities; and

(ii)	If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then HoldCo shall include in any such Registration (A) first, HoldCo Equity Securities or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata based on the number of Registrable Securities that each Holder has requested be included in such Registration and the aggregate number of Registrable Securities that the Holders have requested be included in such Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), HoldCo Equity Securities or other equity securities that HoldCo desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), HoldCo Equity Securities or other equity securities, if any, for the account of other persons or entities that HoldCo is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3             Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to HoldCo and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration, or, if such Piggyback Registration is in connection with an underwritten offering pursuant to an effective shelf registration statement, then prior to the public announcement of such offering. HoldCo (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, HoldCo shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

Section 2.3                 Resale Shelf Registration Rights.

2.3.1             Registration Statement Covering Resale of Registrable Securities. HoldCo agrees that as soon as practicable, but in no event later than twenty (20) Business Days after the Closing Date, it shall use its commercially reasonable efforts to file with the Commission a registration statement for the registration, under the Securities Act, of the Ordinary Shares issuable upon exercise of the Warrants. HoldCo shall use its commercially reasonable efforts to cause the same to become effective within sixty (60) Business Days following the closing of its initial Business Combination and to maintain the effectiveness of a Registration Statement, and a current prospectus relating thereto, for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act or any successor thereto registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 (or, if Form S-3 is not available to be used by HoldCo at such time, on Form S-1 or another appropriate form permitting Registration of such Registrable Securities for resale). If the Resale Shelf Registration Statement is initially filed on Form S-1 and thereafter HoldCo becomes eligible to use Form S-3 for secondary sales, HoldCo shall, as promptly as practicable, cause such Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is on Form S-3. HoldCo shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing; provided, however, that HoldCo’s obligations to include the Registrable Securities held by a Holder in the Resale Shelf Registration Statement are contingent upon such Holder furnishing in writing to HoldCo such information regarding the Holder, the securities of HoldCo held by the Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by HoldCo to effect the registration of the Registrable Securities, and the Holder shall execute such documents in connection with such registration as HoldCo may reasonably request that are customary of a selling stockholder in similar situations. Once effective, HoldCo shall use commercially reasonable efforts to keep the Resale Shelf Registration Statement and Prospectus included therein continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until the earliest of (i) the date on which all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement and (ii) the date on which all Registrable Securities and other securities covered by such Registration Statement have ceased to be Registrable Securities. The Registration Statement filed with the Commission pursuant to this subsection 2.3.1 shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to lock-up restrictions provided in Section 5.1 of this Agreement), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, Holders.

2.3.2             Notification and Distribution of Materials. HoldCo shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within one (1) Business Day after the Resale Shelf Registration Statement becomes effective, and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.3.3             Amendments and Supplements. Subject to the provisions of Section 2.3.1 above, HoldCo shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities. If any Resale Shelf Registration Statement filed pursuant to Section 2.3.1 is filed on Form S-3 and thereafter HoldCo becomes ineligible to use Form S-3 for secondary sales, HoldCo shall promptly notify the Holders of such ineligibility and use its commercially reasonable efforts to file a shelf registration on an appropriate form as promptly as practicable to replace the shelf registration statement on Form S-3 and have such replacement Resale Shelf Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time HoldCo once again becomes eligible to use Form S-3, HoldCo shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form S-3.

2.3.4             SEC Cutback. Notwithstanding the registration obligations set forth in this Section 2.3, in the event the Commission informs HoldCo that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, HoldCo agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”) on Form S-3, or if Form S-3 is not then available to HoldCo for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, HoldCo shall use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that HoldCo used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a Pro Rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event HoldCo amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, HoldCo will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to HoldCo or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.3.5             Underwritten Shelf Takedown. At any time and from time to time after a Resale Shelf Registration Statement has been declared effective by the Commission, the Holders may request to sell all or any portion of the Registrable Securities in an underwritten offering that is registered pursuant to the Resale Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, however, that HoldCo shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include securities with a total offering price (including piggyback securities and before deduction of underwriting discounts or commissions) reasonably expected to exceed, in the aggregate, $10,000,000. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to HoldCo at least five (5) days prior to the public announcement of such Underwritten Shelf Takedown, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Except in the case of a requested Underwritten Shelf Takedown in the form of a Block Trade, following receipt of a request for an Underwritten Shelf Takedown, HoldCo shall promptly notify the other Holders of the request and of their right to participate in the Underwritten Shelf Takedown, which shall specify the anticipated public announcement date. HoldCo shall include in any Underwritten Shelf Takedown the securities requested to be included by any Holder (each a “Takedown Requesting Holder”) at least 48 hours prior to the anticipated public announcement date of such Underwritten Shelf Takedown set forth in the HoldCo notice pursuant to written contractual piggyback registration rights of such Holder (including those set forth herein). All such Holders proposing to distribute their Registrable Securities through an Underwritten Shelf Takedown under this subsection 2.3.5 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Holders initiating the Underwritten Shelf Takedown.

2.3.6             Reduction of Underwritten Shelf Takedown. If the managing Underwriter(s) in an Underwritten Shelf Takedown, in good faith, advise(s) HoldCo and the Takedown Requesting Holders in writing that the dollar amount or number of Registrable Securities that the Takedown Requesting Holders desire to sell, taken together with all other shares of the HoldCo Equity Securities or other equity securities that HoldCo desires to sell, exceeds the Maximum Number of Securities, then HoldCo shall include in such Underwritten Shelf Takedown, as follows: (i) first, the Registrable Securities of the Takedown Requesting Holders, on a Pro Rata basis, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the HoldCo Equity Securities or other equity securities, if any, that HoldCo desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (ii) and (iii) the HoldCo Equity Securities or other equity securities, if any, for the account of other persons or entities that HoldCo is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.3.7             Block Trades. If HoldCo shall receive a request from a Holder or Holders of Registrable Securities with an estimated market value of at least $5,000,000 that HoldCo effect the sale of all or any portion of such Registrable Securities in an Underwritten Shelf Takedown in the form of a Block Trade, then HoldCo shall, as expeditiously as possible, cooperate and effect the offering in such Block Trade of the Registrable Securities for which such requesting Holder has requested such offering, without giving any effect to any required notice periods or delivery of notices to any other Holders.

ARTICLE III
COMPANY PROCEDURES

Section 3.1                 General Procedures. If at any time HoldCo is required to effect the Registration of Registrable Securities, HoldCo shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto HoldCo shall, as expeditiously as possible:

3.1.1              prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2              prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by HoldCo or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3              prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriter(s), if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4             prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “Blue Sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of HoldCo and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that HoldCo shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5              cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by HoldCo are then listed;

3.1.6             provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7             advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8            advise each Holder of Registrable Securities covered by such Registration Statement, promptly after HoldCo receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any Prospectus forming a part of such registration statement has been filed;

3.1.9            at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a draft copy thereof to each seller of such Registrable Securities or its counsel;

3.1.10           notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.11           permit a representative of the Holders, the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such person’s own expense (except as otherwise set forth herein), in the preparation of the Registration Statement, and cause HoldCo’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter(s), attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriter(s) enter into a confidentiality agreement, in form and substance reasonably satisfactory to HoldCo, prior to the release or disclosure of any such information;

3.1.12           obtain a “cold comfort” letter from HoldCo’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and such managing Underwriter;

3.1.13           on the date the Registrable Securities are delivered for sale pursuant to such Registration, if requested by the Underwriter(s), if any, obtain an opinion and negative assurance letter, dated such date, of counsel representing HoldCo for the purposes of such Registration addressed to the Underwriter(s) covering such legal matters with respect to the Registration in respect of which such opinion and negative assurance letter are being given as are customarily included in such opinions and negative assurance letters;

3.1.14            in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering;

3.1.15           make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of HoldCo’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.16            if a Registration, including an Underwritten Offering, involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its commercially reasonable efforts to make available senior executives of HoldCo to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

3.1.17           otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Section 3.2                 Registration Expenses. All Registration Expenses shall be borne by HoldCo. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees and, other than as set forth in the definition of “Registration Expenses,” all fees and expenses of any legal counsel representing the Holders.

Section 3.3                 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of HoldCo pursuant to a Registration initiated by HoldCo hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by HoldCo and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

Section 3.4                 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from HoldCo that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement or until he, she, or it is advised in writing by HoldCo that the use of the Prospectus may be resumed, provided that HoldCo hereby covenants to prepare and file any required supplement or amendment correcting any Misstatement promptly after the time of such notice and, if necessary, to request the immediate effectiveness thereof. If the filing, initial effectiveness or continued use of a Registration Statement or Prospectus included in any Registration Statement at any time (a) would require HoldCo to make an Adverse Disclosure, or (b) would require the inclusion in such Registration Statement of financial statements that are unavailable to HoldCo for reasons beyond HoldCo’s control, HoldCo shall have the right to defer the filing, initial effectiveness or continued use of any Registration Statement pursuant to (a), (b) or (c) for a period of not more than ninety (90) consecutive days or more than one hundred and twenty (120) total calendar days in any 12-month period. In the event HoldCo exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities.

Section 3.5                 Reporting Obligations. As long as any Holder shall own Registrable Securities, HoldCo, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by HoldCo after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. HoldCo further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of HoldCo Equity Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any customary legal opinions as reasonably requested. Upon the request of any Holder, HoldCo shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.6                 Limitations on Registration Rights. Other than the registration rights granted to the purchasers under the Registration Rights Agreement, HoldCo represents and warrants that no person or entity, other than a Holder of Registrable Securities, has any right to require HoldCo to register any securities of HoldCo for sale or to include such securities of HoldCo in any Registration Statement filed by HoldCo for the sale of securities for its own account or for the account of any other person or entity. HoldCo hereby agrees and covenants that it will not grant rights to register any HoldCo Equity Securities (or securities convertible into or exchangeable for HoldCo Equity Securities) pursuant to the Securities Act that are more favorable, pari passu or senior to those granted to the Holders hereunder without (a) the prior written consent of (i) Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all Holders in their capacity as Holders (provided the Holders hold Registrable Securities at such time) and (ii) CBRG Sponsor; or (b) granting economically and legally equivalent rights to the Holders hereunder such that the Holders shall receive the benefit of such more favorable or senior terms and/or conditions. Further, HoldCo represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

Section 3.7                 Removal of Legends. Certificates evidencing the Warrant Shares shall not contain any legend: (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Warrant Shares pursuant to Rule 144 (assuming cashless exercise of the Warrants), or (iii) if such Warrant Shares are eligible for sale under Rule 144 (assuming cashless exercise of the Warrants), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Holders shall cause their counsel to issue a legal opinion to the Transfer Agent or HoldCo promptly if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by HoldCo, respectively. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144 (assuming cashless exercise of the Warrants) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Warrant Shares shall be issued free of all legends. HoldCo agrees that following such time as such legend is no longer required under this Agreement or the Business Combination Agreement, HoldCo will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Holder to HoldCo or the Transfer Agent of a certificate representing Warrant Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Holder a certificate representing such shares that is free from all restrictive and other legends. HoldCo may not make any notation on its records or give instructions to the Transfer Agent that enlarge restrictions on transfer. Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on HoldCo’s primary Trading Market with respect to the HoldCo Equity Securities as in effect on the date of delivery of a certificate representing Warrant Shares issued with a restrictive legend.

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

Section 4.1                 Indemnification.

4.1.1             HoldCo agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to HoldCo by such Holder expressly for use therein. HoldCo shall indemnify the Underwriter(s), their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2             In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to HoldCo in writing such information and affidavits as HoldCo reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify HoldCo, its directors and officers and agents and each person who controls (within the meaning of the Securities Act) HoldCo against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds actually received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriter(s), their officers, directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to indemnification of HoldCo.

4.1.3             Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4             The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. HoldCo and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution (pursuant to subsection 4.1.5) to such party in the event HoldCo’s or such Holder’s indemnification is unavailable for any reason.

4.1.5             If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds actually received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

4.1.6            Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

ARTICLE V
LOCK-UP

Section 5.1                 Lock-Up. Except as permitted by Section 5.2, each Lock-Up Party agrees solely and not jointly with, and for the benefit of, HoldCo not to Transfer any shares of HoldCo Equity Securities (including, without limitation, any HoldCo Equity Securities issued pursuant to the Business Combination Agreement), beneficially owned or owned of record by such Lock-Up Party until the date that is the earlier of (i) 365 days after the Closing Date (or 6 months after the Closing Date in the case of a Lock-Up Party that is an Independent Director) or (ii) the first date subsequent to the Closing Date with respect to which the closing price of the HoldCo Equity Securities has equaled or exceeded $12.00 per share (as adjusted for share subdivisions, share consolidations, share capitalizations, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date (the “Lock-Up Period”).

Section 5.2                 Exceptions. The provisions of Section 5.1 shall not apply to the Lock-Up Parties in connection with any of the following:

5.2.1             transactions relating to shares of HoldCo Equity Securities acquired in open market transactions;

5.2.2             Transfers of shares of HoldCo Equity Securities or any security convertible into or exercisable or exchangeable for HoldCo Equity Securities as a bona fide gift or charitable contribution;

5.2.3             Transfers of shares of HoldCo Equity Securities to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the undersigned or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin;

5.2.4             Transfers by will or intestate succession upon the death of the undersigned;

5.2.5             the Transfer of shares of HoldCo Equity Securities pursuant to a qualified domestic order, court order or in connection with a divorce settlement;

5.2.6              if the Lock-Up Party is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (i) Transfers to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the Lock-Up Party, or (ii) distributions of shares of HoldCo Equity Securities to partners, limited liability company members or stockholders of the Lock-Up Party, including, for the avoidance of doubt, where the Lock-Up Party is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership;

5.2.7              if the Lock-Up Party is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust;

5.2.8             Transfers to HoldCo’s officers, directors or their affiliates;

5.2.9             Transfers to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under Sections 5.2.2 through 5.2.8;

5.2.10           pledges of shares of HoldCo Equity Securities or other Registrable Securities as security or collateral in connection with any borrowing or the incurrence of any indebtedness by any Lock-Up Party;

5.2.11           Transfers pursuant to a bona fide third-party tender offer, merger, stock sale, recapitalization, consolidation or other transaction involving a Change in Control of HoldCo; provided, however, that in the event that such tender offer, merger, recapitalization, consolidation or other such transaction is not completed, the HoldCo Equity Securities subject to this Agreement shall remain subject to this Agreement; or

5.2.12           the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act; provided, however, that such plan does not provide for the Transfer of HoldCo Equity Securities or any securities convertible into or exercisable or exchangeable for HoldCo Equity Securities during the Lock-Up Period; provided, however, that in the case of any Transfer pursuant to Sections 5.2.2 through 5.2.10, each donee, distribute, pledgee or other transferee shall agree in writing, in form and substance reasonably satisfactory to HoldCo, to be bound by the provisions of this Agreement, provided further, however, that the foregoing requirement shall not apply with respect to the incurrence of any indebtedness by HoldCo and its subsidiaries.

Section 5.4             Release of Lock-Up Restrictions. Notwithstanding the other provisions set forth herein, the Board may, in its sole discretion, determine to waive, amend, or repeal the restrictions set forth in Section 5.1 above, whether in whole or in part; provided, that any such waiver, amendment or repeal shall (i) not make such restrictions more restrictive or apply for a longer period of time, (ii) apply to each Lock-Up Party, and (iii) require the unanimous approval of the directors present at any duly called meeting at which a quorum is present.

ARTICLE VI
TERMINATION

Section 6.1                 Termination. This Agreement shall terminate upon the earliest to occur of: (i) the date on which neither the Holders nor any of their Permitted Transferees hold any Registrable Securities or instruments convertible into or exercisable for Registrable Securities (including, without limitation, the Warrants, Convertible Note Warrants or the Convertible Notes) and (ii) a Liquidation Event. The provisions of Section 3.5, Article IV and Section 7.2 shall survive any termination.

Section 6.2                 Effect of Business Combination Termination. This Agreement shall only become effective upon the CBRG Merger Effective Time, and prior to such date and time this Agreement shall be of no force and effect.

ARTICLE VII
GENERAL PROVISIONS

Section 7.1                 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 7.1):

7.1.1              If to any CBRG Party (prior to the Company Merger Effective Time) or the CBRG Sponsor, to:

c/o Chain Bridge I

Attention:           Andrew Cohen

E-mail:                  ac@creo-llc.com

With a copy, which shall not constitute notice, to:

Nelson Mullins Riley & Scarborough LLP

101 Constitution Ave, NW, Ste. 900

Washington, DC 20001

Attention: Jonathan Talcott and Peter Strand

E-mail: jon.talcott@nelsonmullins.com and peter.strand@nelsonmullins.com

7.1.2              If to the Company or to HoldCo (after the Company Merger Effective Time), to:

Phytanix Bio, Inc.

Attention: Barrett Evans

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

E-mail: bevans@phytanix.com

With a copy, which shall not constitute notice, to:

Law Offices of Catherine Basinger Evans

Attention: Catherine Evans

Email: cevans@cjbelaw.com

Telephone: (805) 351-3949

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 7.2                 Antitrust Filings. In the event that any filing or other action is required to be made or taken, as applicable, by CBRG Sponsor or its affiliates or by HoldCo under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder, or under any other applicable antitrust or competition Laws of any non-U.S. jurisdiction or any other merger control or investment Laws (collectively, “Antitrust Laws”), including any HoldCo Equity Securities that CBRG Sponsor may hold from time to time, HoldCo shall bear and promptly pay all of the filing (or similar) fees or costs incurred in connection with such filing or other action.

Section 7.3                 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 7.4                 Entire Agreement; Assignment.

7.4.1             This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

7.4.2             This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by any Holder without the prior express written consent of HoldCo, except that (i) any Holder may, without consent, assign such Holder’s rights under this Agreement to any transferee of HoldCo Equity Securities permitted under Section 5.2 and (ii) after the expiration of the Lock-Up Period, any Holder may, without consent, assign its rights, in whole and not in part, to any transferee of its Registrable Securities provided that such transferee continues to hold Registrable Securities or Warrants following such Transfer (any such transferees in each of clause (i) and (ii), a “Permitted Transferee”). This Agreement and the rights, duties and obligations of HoldCo hereunder may not be assigned or delegated by HoldCo in whole or in part. Any assignment made other than as provided in this Section 7.4 shall be null and void.

Section 7.5                 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and its respective successors and permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.6                 Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, or in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any of the transactions contemplated hereby (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York, provided that matters that, as a matter of the laws of the Cayman Islands, are required to be governed by the laws of the Cayman Islands (including, without limitation, the effects of the CBRG Merger and the fiduciary duties that may apply to the directors and officers of the Parties) shall be governed by, and construed in accordance with, the laws of the Cayman Islands, without regard to laws that may be applicable under conflicts of laws principles that would cause the application of the laws of any jurisdiction other than the Cayman Islands to such matters.

Section 7.7                Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.6.

Section 7.8                 Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Unless the context of this Agreement clearly requires otherwise, use of the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation.” The words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” Any reference to a law shall include any rules and regulations promulgated thereunder, and shall mean such law as from time to time amended, modified or supplemented. References herein to any contract (including this Agreement) mean such contract as amended, supplemented or modified from time to time in accordance with the terms thereof.

Section 7.9               Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 7.10              Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 7.11              Amendment. This Agreement may not be amended except by an instrument in writing signed by (i) HoldCo, (ii) CBRG Sponsor, and (iii) the Company Shareholders; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of Registrable Securities, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected.

Section 7.12              Waiver. At any time, (i) the Company may (a) extend the time for the performance of any obligation or other act of any Holder, (b) waive any inaccuracy in the representations and warranties of any Holder contained herein or in any document delivered by such Holder pursuant hereto and (c) waive compliance with any agreement of such Holder or any condition to its own obligations contained herein. At any time, (i) the Holders may (a) extend the time for the performance of any obligation or other act of HoldCo, (b) waive any inaccuracy in the representations and warranties of HoldCo contained herein or in any document delivered by HoldCo pursuant hereto and (c) waive compliance with any agreement of HoldCo or any condition to their own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

Section 7.13              Further Assurances. At the request of HoldCo, in the case of any Holder, or at the request of any Holder, in the case of HoldCo, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 7.14              No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

(Next Page is Signature Page)

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

CB Holdings, Inc., a Nevada corporation

By:
Name:	Andrew Cohen
Title:	Authorized Signatory

Fulton AC 1 LLC, a Delaware limited liability company

By:
Name:	Andrew Cohen
Title:	Authorized Signatory

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

[Holder]

By:
Name:
Title:	[●]

Address for notice:

Schedule A

Common Stock

Series A Preferred Stock

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